                                                                    Exhibit 10.1

                                  ENDORSEMENT

                                       TO

                        QUOTA SHARE RETROCESSION TREATY
                    (hereinafter referred to as "Agreement")

                                    between

                            PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")

                                      and

                    PENNSYLVANIA LUMBERMENS MUTUAL INS. CO.
                  (hereinafter referred to as the "Reinsurer")

It is understood and agreed that, effective January 1, 1996, ARTICLE II-(REINSURANCE CLAUSE) is amended as follows:

    Cessions to this agreement will never exceed $20,000,000 per reinsurance program for 100% Quota Share.

In addition, effective January 1, 1996, ARTICLE VII is amended to provide for the Profit Commission calculation to be on a three year block.

It is further understood and agreed that, effective January 1, 1997, the participation of the Reinsurer is amended to 0.6%.

Under terms of the Agreement, the Reinsurer agrees to assume severally and not jointly with other participants a 0.6% share (being $120,000 per program) of the liability described in the attached Agreement, and as consideration of the above, the Reinsurer shall receive 0.6% of the premium named therein for cession made on or after 12:01 A.M., January 1, 1997, local time, for business incepting or renewing after that date.

Signed in Phil Pa this 12th day of, May 1997.

                    PENNSYLVANIA LUMBERMENS MUTUAL INS. CO.

                            BY Fred R. Phillips
                               ---------------------------
                            TITLE Sr V.P. & Sec
                                  ------------------------

And in Edison, New Jersey this 6th day of, May 1997.

                         PXRE REINSURANCE COMPANY

                         BY GORDON FORSYTH, III
                            ---------------------------
                         TITLE Executive Vice President
                               ------------------------

                                  ENDORSEMENT

                                       TO

                        QUOTA SHARE RETROCESSION TREATY
                    (hereinafter referred to as "Agreement)

                                    between

                            PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")

                                      and

                         AUTO OWNERS INSURANCE COMPANY
                  (hereinafter referred to as the "Reinsurer")

It is understood and agreed that effective January 1, 1999, the participation of the Reinsurer is amended to 0.8%.

Under terms of the Agreement, the Reinsurer agrees to assume severally and not jointly with other participants a 0.8% share (being $160,000 per program) of the liability described in the attached Agreement, and as consideration of the above, the Reinsurer shall receive 0.8% of the premium named therein for cession made on or after 12:01 A.M., January 1, 1999, local time, for business incepting or renewing after that date.

Signed in Lansing, Michigan this 14th day of, June 1999.

                          AUTO OWNERS INSURANCE COMPANY

                          BY JOHN A. WALLACE
                             --------------------------
                          TITLE Director of Reinsurance
                                -----------------------

And in Edison, New Jersey this 10th day of, June 1999.

                            PXRE REINSURANCE COMPANY

                            BY GORDON FORSYTH, III
                               -----------------------
                            TITLE
                                  --------------------

                                  ENDORSEMENT

                                       TO

                        QUOTA SHARE RETROCESSION TREATY
                    (hereinafter referred to as "Agreement)

                                    between

                            PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")

                                      and

                              THE ANDOVER COMPANIES
                  (hereinafter referred to as the "Reinsurer")

It is understood and agreed that effective January 1, 1999, the participation of the Reinsurer is amended to 1.8%.

Under terms of the Agreement, the Reinsurer agrees to assume severally and not jointly with other participants a 1.8% share (being $360,000 per program) of the liability described in the attached Agreement, and as consideration of the above, the Reinsurer shall receive 1.8% of the premium named therein for cession made on or after 12:01 A.M., January 1, 1999, local time, for business incepting or renewing after that date.

Signed in Andover, this 14th day of, June 1999.

                              THE ANDOVER COMPANIES

                              BY DONALD VOSE
                                 -------------------------
                              TITLE RISK V.P.
                                 -------------------------

And in Edison, New Jersey this 10th day of, June 1999.

                            PXRE REINSURANCE COMPANY

                            BY GORDON FORSYTH, III
                               --------------------------
                            TITLE EXECUTIVE VICE PRESIDENT
                               --------------------------

                                  ENDORSEMENT

                                       TO

                        QUOTA SHARE RETROCESSION TREATY
                    (hereinafter referred to as "Agreement")

                                     between

                            PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")

                                       and

                             NRMA INSURANCE LIMITED
                  (hereinafter referred to as the "Reinsurer")


It is understood and agreed that effective January 1, 2001, the participation of the Reinsurer is amended to 1.0%.

Under terms of the Agreement, the Reinsurer agrees to assume severally and not jointly with other participants a 1.0% share (being $200,000 per program) of the liability described in the attached Agreement, and as consideration of the above, the Reinsurer shall receive 1.0% of the premium named therein for cession made on or after 12:01 A.M., January 1, 2001, local time, for business incepting or renewing after that date.

Signed in Sydney this 26th day of February, 2001.

                             NRMA INSURANCE LIMITED


                      BY  SUSAN VIDLER
                          ________________________________

                      TITLE Reinsurance Manager
                            _____________________________


And in Edison, New Jersey this 20th day of February, 2001.

                            PXRE REINSURANCE COMPANY


                      BY  GORDON FORSYTH
                          ________________________________

                      TITLE Executive Vice President
                            _____________________________